                                                                   Exhibit 10.24

                        AMENDMENT NO. 1 TO LOAN AGREEMENT

                                                                December 7, 1998

Congress Financial Corporation
   (Canada)
141 Adelaide Street West
Suite 1508
Toronto, Canada, M5H 3L9

Ladies and Gentlemen:

             Congress Financial Corporation (Canada) ("Lender") and Bingo Press & Specialty Limited ("Borrower") have entered into certain financing arrangements pursuant to the Loan Agreement, dated November 20, 1997, by and between Lender and Borrower (the "Loan Agreement") and all other Financing Agreements at any time executed and/or delivered in connection therewith or related thereto. All capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement, unless otherwise defined herein.

             Borrower has requested that, in connection with Borrower's request to increase the Maximum Credit pursuant to and in accordance with the terms and conditions of Section 2.4 of the Loan Agreement, Lender agree to amend certain provisions of the Loan Agreement relating to funds received in or deposited to the Blocked Accounts, and Lender is willing to agree to the foregoing, on and subject to the terms and conditions contained in this Amendment No. 1 to Loan and Security Agreement (this "Amendment").

             In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

          1. Amendment to Maximum Credit. Borrower and Lender acknowledge and agree that, (a) (i) pursuant to Section 2.4 of the Loan Agreement, by notice dated November 9, 1998, Borrower requested that Lender increase the Maximum Credit from the Canadian Dollar Equivalent of US $6,666,667 to the Canadian Dollar Equivalent of US $10,000,000, and (ii) US Borrower, contemporaneously therewith, requested that Congress (Central) increase the Maximum Credit under, and as defined in, the US Loan Agreement, from US $13,333,333 to US $20,000,000, and (b) effective as of November 16, 1998, Section 1.49 of the Loan Agreement is deleted and the following is hereby substituted therefor:

             "1.49 "Maximum Credit" shall mean, at any time, the Canadian Dollar Equivalent at such time of US $10,000,000."

         2. Temporary Amendment of Section 6.3(a)(v). Notwithstanding the existing provisions of Section 6.3(a)(v) of the Loan Agreement, solely during the period from and after the date on which this Amendment becomes effective through and including December

31, 1998, Lender shall only have the right under Section 6.3(a)(v) of the Loan Agreement to instruct the depository banks at which the Blocked Accounts are maintained to transfer all funds received or deposited into the Blocked Accounts to the Payment Account if the US Dollar Equivalent of the aggregate principal amount of Loans and Letter of Credit Accommodations, plus the aggregate outstanding principal amount of Loans and Letter of Credit Accommodations under, and as such terms are defined in, the US Loan Agreement, shall equal or exceed US $20,000,000. After December 31, 1998, the provisions of Section 6.3(a)(v), shall be deemed automatically reinstated as they existed prior to the effectiveness of this Amendment and the US $15,000,000 threshold contained in
Section 6.3(a)(v), as temporarily increased to US $20,000,000 in this Section 2, shall automatically revert to US $15,000,000.

         3. Fee. Borrower acknowledges and agrees that on the effective date of this Amendment, in accordance with Section 2.4(d) of the Loan Agreement, Lender shall charge directly to Borrower's Revolving Loan account a fee equal to the Canadian Dollar Equivalent on November 16, 1998 of US $25,000 in consideration of the increase in the Maximum Credit to Borrower as set forth in Section 1 of this Amendment.

         4. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements:

                  (a) No event of default exists on the date of this Amendment after giving effect to the amendments to the Loan Agreement made by this Amendment; and

                  (b) This Amendment has been duly executed and delivered by Borrower and the undersigned consenting Guarantors, and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute its legal, valid and binding obligations enforceable against Borrower in accordance with their respective terms.

         5. Conditions Precedent. This Amendment shall not become effective unless all of the following conditions precedent have been satisfied in full, as determined by Lender:

                  (a) the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower and the undersigned Guarantors;

                  (b) Lender shall have received, in form and substance satisfactory to Lender, a copy of a fully executed copy of an amendment to the US Loan Agreement entered into between US Borrower and Congress (Central), pursuant to which, among other things, the Maximum Credit under, and as defined in, the US Loan Agreement, shall be increased to US $20,000,000, and Section 6.3(a)(v) of the US Loan Agreement shall be amended temporarily in the same manner and to the same extent as Section 6.3(a)(v) of the Loan Agreement has been amended pursuant to Section 2 of this Amendment; and

                  (c) as of the date of this Amendment, no Event of Default shall have occurred and be continuing and no event shall have occurred and be continuing or condition be existing which, with notice or passage of time, or both, would constitute an Event of Default.

         6. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and any of the Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and be construed as one agreement.

          7. Further Assurances. At Lender's request, Borrower shall execute and deliver such additional documents and take such additional actions as Lender reasonably requests to effectuate the provisions and purposes of this Amendment.

         8. Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflicts of law).

         9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         10. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts when executed shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                                             Very truly yours,

                                             BINGO PRESS & SPECIALTY LIMITED

                                             By:    /s/ LAWRENCE X. TAYLOR III
                                                    ----------------------------
                                             Title: Exec VP, CFO & Treasurer
                                                    ----------------------------

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AGREED:

CONGRESS FINANCIAL CORPORATION (CANADA)

By:    [illegible]
       --------------------------------
Title:
       --------------------------------

CONSENTED TO:

STUART ENTERTAINMENT, INC.

By:    /s/ LAWRENCE X. TAYLOR III
       --------------------------------
Title: Exec VP, CFO & Treasurer
       --------------------------------

VIDEO KING GAMING SYSTEMS, INC.

By:    /s/ Lawrence X. Taylor III
       --------------------------------
Title: Corp. Secy.
       --------------------------------

BINGO SYSTEMS & SUPPLY, INC.

By:    /s/ Michael A. Schalk
       --------------------------------
Title: Vice President
       --------------------------------